Exhibit 99.1

NEWS RELEASE

APA Corporation Announces First-Quarter 2021

Financial and Operational Results

Key Takeaways

•	Reported production of 382,000 barrels of oil equivalent (BOE) per day; adjusted production, which excludes Egypt noncontrolling interest and tax barrels, was 326,000 BOE per day;

•	Generated net cash from operating activities of $671 million, adjusted EBITDAX of $1.14 billion, and free cash flow of more than $500 million;

•	Delivered upstream capital investment and LOE below guidance;

•	Announced in January fourth consecutive discovery in Block 58 offshore Suriname at Keskesi East-1 well;

•	Modernized company’s legal structure with formation of holding company APA Corporation; and

•	Reached agreement in principle in May to modernize Egypt Production Sharing Contracts.

HOUSTON, May 5, 2021 – APA Corporation (Nasdaq: APA) today announced its financial and operational results for the first-quarter 2021.

APA reported net income attributable to common stock of $388 million, or $1.02 per diluted share. When adjusted for items that impact the comparability of results, APA’s first-quarter earnings were $346 million, or $0.91 per diluted share. Net cash provided by operating activities was $671 million, and adjusted EBITDAX was $1.14 billion. The company generated $502 million in free cash flow during the quarter.

“We made excellent progress during the first quarter with regard to our top priority of free cash flow generation and net debt reduction,” said John J. Christmann IV, APA’s CEO and president. “We performed well relative to our production expectations, demonstrated good capital and cost discipline, delivered excellent safety performance across the organization despite challenging weather events, and made significant progress on our ESG goals, which are focused on air, water, people and communities.”

First-Quarter Summary

First-quarter reported production was 382,000 BOE per day, and adjusted production, which excludes Egypt noncontrolling interest and tax barrels, was 326,000 BOE per day. U.S. production of 210,000 BOE per day benefitted from a faster-than-expected recovery following winter storm Uri. This more than

APA CORPORATION ANNOUNCES FIRST-QUARTER 2021 FINANCIAL AND OPERATIONAL RESULTS

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offset slightly lower-than-expected international adjusted volumes of 116,000 BOE per day, which were impacted by the effect of higher oil prices on Egypt PSC cost recovery barrels and some extended operational downtime in the North Sea. APA delivered first-quarter upstream capital investment of $243 million and Lease Operating Expense (LOE) was $264 million for the quarter, both below expectations.

“I’m very pleased with our first-quarter performance. We are seeing encouraging early results from our Permian Basin well completion program, and in Suriname, we have successfully transitioned Block 58 operatorship to Total and are currently running two rigs offshore. This week, we also announced a very significant agreement in principle with Egypt’s Ministry of Petroleum and Mineral Resources and the Egyptian General Petroleum Corporation with regard to a modernized Production Sharing Contract. Looking ahead, our full-year 2021 guidance is unchanged, and we have clear visibility into at least $1 billion of free cash flow generation for the year, the vast majority of which will be directed to reducing net debt,” Christmann concluded.

Conference Call

APA will host a conference call to discuss its first-quarter 2021 results at 10 a.m. Central time, Thursday, May 6. The conference call will be webcast from APA’s website at www.apacorp.com and investor.apacorp.com, and the webcast replay will be archived there as well. The conference call will also be available for playback by telephone for one week beginning at approximately 4 p.m. Central time May 6. The number for the replay is 855-859-2056 or 404-537-3406 for international calls. The conference access code is 5490148. Sign up for email alerts to be reminded of the webcast at investor.apacorp.com/alerts/email-alerts-subscription.

About APA

APA Corporation owns consolidated subsidiaries that explore for and produce oil and gas in the United States, Egypt and the United Kingdom and that explore for oil and gas offshore Suriname. APA posts announcements, operational updates, investor information and press releases on its website, www.apacorp.com. Specific information concerning Suriname, ESG performance and other investor-related topics are posted at investor.apacorp.com.

APA CORPORATION ANNOUNCES FIRST-QUARTER 2021 FINANCIAL AND OPERATIONAL RESULTS

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Additional Information

Additional information follows, including reconciliations of adjusted earnings, adjusted EBITDAX, upstream capital investment, net debt, cash flows from operations before changes in operating assets and liabilities and free cash flow (non-GAAP financial measures) to GAAP measures and information regarding adjusted production. APA’s quarterly supplement is available at http://www.apacorp.com/financialdata.

Non-GAAP Financial Measures

APA’s financial information includes information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to provide non-GAAP financial information to enhance understanding of our consolidated financial information as prepared in accordance with GAAP. Adjusted earnings, adjusted EBITDAX, upstream capital investment, net debt, cash flows from operations before changes in operating assets and liabilities and free cash flow are non-GAAP measures. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about future plans, expectations, and objectives for operations, including statements about our capital plans, drilling plans, production expectations, asset sales, and monetizations. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results

APA CORPORATION ANNOUNCES FIRST-QUARTER 2021 FINANCIAL AND OPERATIONAL RESULTS

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and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in Apache Corporation’s Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission on February 25, 2021, and in our quarterly reports on Form 10-Q for a discussion of risk factors that affect our business. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. APA and Apache Corp. undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

Cautionary Note to Investors

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC’s definitions for such terms. APA may use certain terms in this news release, such as “resources,” “potential resources,” “resource potential,” “estimated net reserves,” “recoverable reserves,” and other similar terms that the SEC guidelines strictly prohibit APA from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in Apache Corporation’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2020 available from APA at www.apacorp.com or by writing APA at: 2000 Post Oak Blvd., Suite 100, Houston, TX 77056 (Attn: Corporate Secretary). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.

Contacts

Investor:    (281) 302-2286    Gary Clark

Media:      (713) 296-7276    Phil West

Website:  www.apacorp.com

-end-

APA CORPORATION

STATEMENT OF CONSOLIDATED OPERATIONS

(Unaudited)

(In millions, except per share data)

	For the Quarter Ended March 31,
	2021	2020
REVENUES AND OTHER:
Oil, natural gas, and natural gas liquids production revenues
Oil revenues	$991	$1,032
Natural gas revenues	312	123
Natural gas liquids revenues	128	81

	1,431	1,236
Purchased oil and gas sales	440	108

Total revenues	1,871	1,344
Derivative instrument gain (loss), net	158	(103)
Gain on divestitures, net	2	25
Other, net	61	13

	2,092	1,279

OPERATING EXPENSES:
Lease operating expenses	264	335
Gathering, processing and transmission	58	71
Purchased oil and gas costs	494	86
Taxes other than income	44	33
Exploration	49	57
General and administrative	83	68
Transaction, reorganization and separation	—	27
Depreciation, depletion and amortization:
Oil and gas property and equipment	312	531
Other assets	30	35
Asset retirement obligation accretion	28	27
Impairments	—	4,472
Financing costs, net	110	103

	1,472	5,845

NET INCOME (LOSS) BEFORE INCOME TAXES	620	(4,566)
Current income tax provision	149	89
Deferred income tax provision (benefit)	21	(33)

NET INCOME (LOSS) INCLUDING NONCONTROLLING INTERESTS	450	(4,622)
Net income (loss) attributable to noncontrolling interest - Egypt	42	(151)
Net income (loss) attributable to noncontrolling interest - Altus	1	(9)
Net income attributable to Altus Preferred Unit limited partners	19	18

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$388	$(4,480)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$1.02	$(11.86)
Diluted	$1.02	$(11.86)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	378	378
Diluted	379	378

DIVIDENDS DECLARED PER COMMON SHARE	$0.025	$0.025

APA CORPORATION

PRODUCTION INFORMATION

	For the Quarter Ended			% Change
	March 31, 2021	December 31, 2020	March 31, 2020	1Q21 to 4Q20	1Q21 to 1Q20
OIL VOLUME - Barrels per day
United States	67,690	73,946	101,614	-8%	-33%
Egypt (1, 2)	72,170	69,351	73,178	4%	-1%
North Sea	43,524	50,525	55,262	-14%	-21%

International (1)	115,694	119,876	128,440	-3%	-10%

Total (1)	183,384	193,822	230,054	-5%	-20%

NATURAL GAS VOLUME - Mcf per day
United States	507,517	533,158	597,842	-5%	-15%
Egypt (1, 2)	278,149	275,663	254,579	1%	9%
North Sea	49,840	56,883	67,278	-12%	-26%

International (1)	327,989	332,546	321,857	-1%	2%

Total (1)	835,506	865,704	919,699	-3%	-9%

NGL VOLUME - Barrels per day
United States	57,815	70,170	81,381	-18%	-29%
Egypt (1, 2)	583	581	918	0%	-36%
North Sea	1,368	1,901	2,135	-28%	-36%

International (1)	1,951	2,482	3,053	-21%	-36%

Total (1)	59,766	72,652	84,434	-18%	-29%

BOE per day
United States	210,091	232,975	282,636	-10%	-26%
Egypt (1, 2)	119,111	115,876	116,525	3%	2%
North Sea	53,199	61,907	68,610	-14%	-22%

International (1)	172,310	177,783	185,135	-3%	-7%

Total (1)	382,401	410,758	467,771	-7%	-18%

Total excluding noncontrolling interests	342,630	372,058	428,588	-8%	-20%

(1) Includes net production volumes attributed to our noncontrolling partner in Egypt below:
Oil (b/d)	24,088	23,167	24,598
Gas (Mcf/d)	92,936	92,036	85,672
NGL (b/d)	194	194	306
BOE per day	39,771	38,700	39,183	3%	2%
(2) Egypt Gross Production
Oil (b/d)	135,320	141,251	183,627
Gas (Mcf/d)	603,269	617,465	655,410
NGL (b/d)	897	1,115	1,782
BOE per day	236,762	245,277	294,644	-3%	-20%

APA CORPORATION

ADJUSTED PRODUCTION INFORMATION

Adjusted production excludes certain items that management believes affect the comparability of operating results for the periods presented. Adjusted production excludes production attributable to 1) noncontrolling interest in Egypt and 2) Egypt tax barrels. Management uses adjusted production to evaluate the company’s operational trends and performance and believes it is useful to investors and other third parties.

	For the Quarter Ended			% Change
	March 31, 2021	December 31, 2020	March 31, 2020	1Q21 to 4Q20	1Q21 to 1Q20
OIL VOLUME - Barrels per day
United States	67,690	73,946	101,614	-8%	-33%
Egypt	37,019	41,229	44,491	-10%	-17%
North Sea	43,524	50,525	55,262	-14%	-21%

International	80,543	91,754	99,753	-12%	-19%

Total	148,233	165,700	201,367	-11%	-26%

NATURAL GAS VOLUME - Mcf per day
United States	507,517	533,158	597,842	-5%	-15%
Egypt	153,075	171,192	161,536	-11%	-5%
North Sea	49,840	56,883	67,278	-12%	-26%

International	202,915	228,075	228,814	-11%	-11%

Total	710,432	761,233	826,656	-7%	-14%

NGL VOLUME - Barrels per day
United States	57,815	70,170	81,381	-18%	-29%
Egypt	311	387	611	-20%	-49%
North Sea	1,368	1,901	2,135	-28%	-36%

International	1,679	2,288	2,746	-27%	-39%

Total	59,494	72,458	84,127	-18%	-29%

BOE per day
United States	210,091	232,975	282,636	-10%	-26%
Egypt	62,843	70,148	72,025	-10%	-13%
North Sea	53,199	61,907	68,610	-14%	-22%

International	116,042	132,055	140,635	-12%	-17%

Total	326,133	365,030	423,271	-11%	-23%

APA CORPORATION

PRICE INFORMATION

	For the Quarter Ended
	March 31, 2021	December 31, 2020	March 31, 2020
AVERAGE OIL PRICE PER BARREL
United States	$57.16	$41.05	$46.32
Egypt	61.89	43.82	49.97
North Sea	59.67	45.45	49.66
International	61.04	44.52	49.83
Total	59.62	43.21	48.31

AVERAGE NATURAL GAS PRICE PER MCF
United States	$4.61	$1.68	$0.70
Egypt	2.79	2.77	2.83
North Sea	6.93	5.40	3.17
International	3.42	3.22	2.90
Total	4.14	2.27	1.47

AVERAGE NGL PRICE PER BARREL
United States	$22.99	$14.45	$9.59
Egypt	44.74	34.46	31.70
North Sea	48.59	33.38	36.53
International	47.44	33.63	35.08
Total	23.79	15.11	10.51

APA CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(Unaudited)

(In millions)

SUMMARY EXPLORATION EXPENSE INFORMATION

	For the Quarter Ended
	March 31,
	2021	2020
Unproved leasehold impairments	$18	$19
Dry hole expense	19	24
Geological and geophysical expense	4	3
Exploration overhead and other	8	11

	$49	$57

SUMMARY CASH FLOW INFORMATION

	For the Quarter Ended
	March 31,
	2021	2020
Net cash provided by operating activities	$671	$502

Additions to upstream oil and gas property	(255)	(512)
Additions to Altus gathering, processing, and transmission facilities	(1)	(19)
Contributions to Altus equity method interests	(21)	(83)
Proceeds from sale of oil and gas properties	3	126
Other, net	7	(21)

Net cash used in investing activities	$(267)	$(509)

Apache debt borrowings and payments, net	(91)	250
Altus credit facility borrowings	33	72
Distributions to noncontrolling interest - Egypt	(40)	(32)
Distributions to Altus Preferred Unit limited partners	(11)	—
Dividends paid	(9)	(94)
Other	(10)	(8)

Net cash provided by (used in) financing activities	$(128)	$188

SUMMARY BALANCE SHEET INFORMATION

	March 31,	December 31,
	2021	2020
Cash and cash equivalents	$538	$262
Other current assets	1,807	1,584
Property and equipment, net	8,718	8,819
Other assets	2,064	2,081

Total assets	$13,127	$12,746

Current debt - Apache *	$2	$2
Current liabilities	1,336	1,306
Long-term debt - Apache *	8,056	8,146
Long-term debt - Altus	657	624
Deferred credits and other noncurrent liabilities	2,732	2,705
Redeemable noncontrolling interest - Altus Preferred Unit limited partners	605	608
APA shareholders’ deficit	(1,258)	(1,639)
Noncontrolling interest - Egypt	927	925
Noncontrolling interest - Altus	70	69

Total Liabilities and equity	$13,127	$12,746

Common shares outstanding at end of period	378	377

*	Excludes Altus

APA CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions, except per share data)

Reconciliation of Net cash provided by operating activities to Cash flows from operations before changes in operating assets and liabilities and Free cash flow

Cash flows from operations before changes in operating assets and liabilities and free cash flow are non-GAAP financial measures. APA uses these measures internally and provides this information because management believes it is useful in evaluating the company’s ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt, as well as to compare our results from period to period. We believe these measures are also used by research analysts and investors to value and compare oil and gas exploration and production companies and are frequently included in published research reports when providing investment recommendations. Cash flows from operations before changes in operating assets and liabilities and free cash flow are additional measures of liquidity but are not measures of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities. Additionally, this presentation of free cash flow may not be comparable to similar measures presented by other companies in our industry.

	For the Quarter Ended
	March 31,
	2021	2020
Net cash provided by operating activities	$671	$502
Changes in operating assets and liabilities	175	21

Cash flows from operations before changes in operating assets and liabilities	$846	$523

Adjustments to free cash flow:
Altus Midstream cash flows from operations before changes in operating assets and liabilities	(39)	(44)
Upstream capital investment including noncontrolling interest - Egypt	(275)	(491)
Distributions to Sinopec noncontrolling interest	(40)	(32)
Dividends paid	(9)	(94)
Dividends received from Altus	19	—

Free cash flow	$502	$(138)

Reconciliation of Net cash provided by operating activities to Adjusted EBITDAX

Management believes EBITDAX, or earnings before income tax expense, interest expense, depreciation, amortization and exploration expense is a widely accepted financial indicator, and useful for investors, to assess a company’s ability to incur and service debt, fund capital expenditures, and make distributions to shareholders. We define adjusted EBITDAX, a non-GAAP financial measure, as EBITDAX adjusted for certain items presented in the accompanying reconciliation. Management uses adjusted EBITDAX to evaluate our ability to fund our capital expenditures, debt services and other operational requirements and to compare our results from period to period by eliminating the impact of certain items that management does not consider to be representative of the Company’s on-going operations. Management also believes adjusted EBITDAX facilitates investors and analysts in evaluating and comparing EBITDAX from period to period by eliminating differences caused by the existence and timing of certain operating expenses that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted EBITDAX may not be comparable to similar measures of other companies in our industry.

	For the Quarter Ended
	March 31, 2021	December 31, 2020	March 31, 2020
Net cash provided by operating activities	$671	$498	$502

Adjustments:
Exploration expense other than dry hole expense and unproved leasehold impairments	12	14	14
Current income tax provision	149	56	89
Other adjustments to reconcile net income to net cash provided by operating activities	20	(57)	8
Changes in operating assets and liabilities	175	2	21
Financing costs, net	110	107	103
Transaction, reorganization & separation costs	—	10	27

Adjusted EBITDAX (Non-GAAP)	$1,137	$630	$764

Reconciliation of Income attributable to common stock to Adjusted earnings

Our presentation of adjusted earnings and adjusted earnings per share are non-GAAP measures because they exclude the effect of certain items included in Income Attributable to Common Stock. Management believes that adjusted earnings and adjusted earnings per share provides relevant and useful information, which is widely used by analysts, investors and competitors in our industry as well as by our management in assessing the Company’s operational trends and comparability of results to our peers.

Management uses adjusted earnings and adjusted earnings per share to evaluate our operating and financial performance because it eliminates the impact of certain items that management does not consider to be representative of the Company’s on-going business operations. As a performance measure, adjusted earnings may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, capital structure and asset sales and other divestitures, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted earnings and adjusted earnings per share may not be comparable to similar measures of other companies in our industry.

	For the Quarter Ended March 31, 2021				For the Quarter Ended March 31, 2020
	Before Tax	Tax Impact	After Tax	Diluted EPS	Before Tax	Tax Impact	After Tax	Diluted EPS
Net income (loss) including noncontrolling interests (GAAP)	$620	$(170)	$450	$1.19	$(4,566)	$(56)	$(4,622)	$(12.23)
Income (loss) attributable to noncontrolling interests	78	(35)	43	0.12	(144)	(16)	(160)	(0.42)
Income attributable to Altus preferred unit limited partner	19	—	19	0.05	18	—	18	0.05

Net income (loss) attributable to common stock	523	(135)	388	1.02	(4,440)	(40)	(4,480)	(11.86)

Adjustments: *
Asset and unproved leasehold impairments	18	(4)	14	0.04	4,491	(838)	3,653	9.67
Noncontrolling interest & tax barrel impact on Egypt adjustments	(1)	—	(1)	—	(163)	(7)	(170)	(0.45)
Valuation allowance and other tax adjustments	—	(43)	(43)	(0.12)	—	868	868	2.30
Unrealized derivative instrument (gain)/loss, net	(10)	2	(8)	(0.02)	103	(21)	82	0.22
Noncontrolling interest on Altus preferred units embedded derivative	(4)	1	(3)	(0.01)	(13)	3	(10)	(0.03)
Transaction, reorganization & separation costs	—	—	—	—	27	(6)	21	0.05
Gain on divestitures, net	(2)	1	(1)	—	(25)	8	(17)	(0.04)
Drilling contract termination charges	—	—	—	—	3	(1)	2	0.01

Adjusted earnings (Non-GAAP)	$524	$(178)	$346	$0.91	$(17)	$(34)	$(51)	$(0.13)

*	The income tax effect of the reconciling items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.

APA CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions)

Reconciliation of debt to net debt

Net debt, or outstanding debt obligations less cash and cash equivalents, is a non-GAAP financial measure. Management uses net debt as a measure of the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. The Altus Midstream LP credit facility is unsecured and is not guaranteed by APA or any of APA’s other subsidiaries.

	March 31, 2021			December 31, 2020
	APA Upstream	Altus Midstream	APA Consolidated	APA Upstream	Altus Midstream	APA Consolidated
Current debt - Apache	$2	$—	$2	$2	$—	$2
Long-term debt - Apache	8,056	—	8,056	8,146	—	8,146
Long-term debt - Altus	—	657	657	—	624	624

Total debt	8,058	657	8,715	8,148	624	8,772

Cash and cash equivalents	487	51	538	238	24	262

Net debt	$7,571	$606	$8,177	$7,910	$600	$8,510

Reconciliation of Costs incurred to Upstream capital investment

Management believes the presentation of upstream capital investments is useful for investors to assess APA’s expenditures related to our upstream capital activity. We define capital investments as costs incurred for oil and gas activities, adjusted to exclude asset retirement obligation revisions and liabilities incurred, capitalized interest, and certain exploration expenses, while including amounts paid during the period for abandonment and decommissioning expenditures. Upstream capital expenditures attributable to a one-third noncontrolling interest in Egypt are also excluded. Management believes this provides a more accurate reflection of APA’s cash expenditures related to upstream capital activity and is consistent with how we plan our capital budget.

	For the Quarter Ended March 31,
	2021	2020
Costs incurred in oil and gas property:
Acquisitions
Proved	$1	$6
Unproved	2	1
Exploration and development	284	490

Total Costs incurred in oil and gas property	$287	$497

Reconciliation of Costs incurred to Upstream capital investment:
Total Costs incurred in oil and gas property	$287	$497
Asset retirement obligations settled vs. incurred - oil and gas property	2	8
Capitalized interest	(2)	—
Exploration seismic and administration costs	(12)	(14)

Upstream capital investment including noncontrolling interest - Egypt	$275	$491

Less noncontrolling interest - Egypt	(32)	(49)

Total Upstream capital investment	$243	$442